EXHIBIT 10.15

Trademark Use Agreement

Party A: Wang Jingsheng
Address: No. 238 Renmin Road, Qiaocheng District, Bozhou City, Anhui Province
Party B: Anhui Xuelingxian Pharmaceutical Company

The two parties has made the agreement with regards to the 5th class “雪灵仙” with the trademark registration No. of 3836034:
1.	Party A agrees to provide the trademark with the No. of 3836034 to be used by Party B;
2.	Party B authorized Party B to use the trademark from the period of to .
3.	When signing this agreement, Party A shall transfer the original document of No. 3836034 Notice for Applying Trademark/Trademark Registration Certificate to Party B;
4.
After signing this agreement, the exclusive right of this trademark belongs to Party B. Party A shall not make the exclusive right of the trademark be invalid in any reasons or with any actions, or it shall not transfer it to be used by the third party;

5.	Any default party shall compensate the direct and indirect losses as well as the liquidated damages of more than 50000 Yuan;
6.	This agreement has two copies, with the two parties holding one respectively; it wil take effect after signing and sealing of the two parties.

Party A: Wang Jingsheng
ID No: 341281197802080816
Contact No: 13578883966

Party B: Anhui Xuelingxian Pharmaceutical Company
No:
Contact No: 0558-5185008

Date: Jan. 1, 2009

Trademark Use Agreement

Party A: Wang Jingsheng
Address: No. 238 Renmin Road, Qiaocheng District, Bozhou City, Anhui Province
Party B: Binomial Biopharm Group Limited
Address: Unit 04, 7/F, Bright Way Tower, No. 33 Mong Kok Road, Kowloon, Hong Kong

The two parties has made the agreement with regards to the 5th class “雪灵仙” with the trademark registration No. of 3836034:
7.	Party A agrees to provide the trademark with the No. of 3836034 to be used by Party B;
8.	Party B authorized Party B to use the trademark from the period of to .
9.	When signing this agreement, Party A shall transfer the original document of No. 3836034 Notice for Applying Trademark/Trademark Registration Certificate to Party B;
10.
After signing this agreement, the exclusive right of this trademark belongs to Party B. Party A shall not make the exclusive right of the trademark be invalid in any reasons or with any actions, or it shall not transfer it to be used by the third party;

11.	Any default party shall compensate the direct and indirect losses as well as the liquidated damages of more than 50000 Yuan;
12.	This agreement has two copies, with the two parties holding one respectively; it wil take effect after signing and sealing of the two parties.

Party A: Wang Jingsheng
ID No: 341281197802080816
Contact No: 13578883966

Party B:
No: 51135670-000-09-09-1
Contact No: 0558-5185008

Date: Mar.28, 2009

No. 3836034
Trademark Registration Certificate

雪灵仙
Approved commodity (5th class)

Medicines for human; Chinese patent medicine; raw material medicine; injection solution; tablet; water aqua; cachets for pharmaceutical purposes; pharmaceutical preparation and chemico-pharmaceutical preparations.

Registered person: Wang Jingsheng
Registered address: No. 238, East Renmin Road, Qiaocheng District, Bozhou City, Anhui Province
Valid period: April 28, 2006 to April 27, 2016
Issued by the Director General: An Qinghu
State Administration of Industry and Commerce

Certificate for Applying the Trademark Registration

Postal ode: 130061 Wang Jingsheng 341281197802080816 No. 238, East Renmin Road, Qiaocheng District, Bozhou City, Anhui Province	Issued on: June 25, 2009

Date of application: June 25, 2009	Type: 5

Appliciant: Wang Jingehng 341281197802080816

Wang Jingsheng 341281197802080816

In accordance with the regulations of Trademark Law and Implementation Rules of Trademark Law, this trademark has been proposed the registration for the State Administration of Industry and Commerce.

Service items: 1. Slimming tea; 2. Medicine tea; 3. Medical herbs; 4. Herb tea; 5. Medical ointment; 6. Paste; 7. Chinese patent medicine; 8. Medical feed additive; 9. Medicines for human; 10. Medicines for hospital

Tel: 0431-88500628 Fax: QQ: 565159544 Mail: Address: Junction of Xi’an Road and Jianshe Street